Exhibit 32.2

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                           OF MEXCO ENERGY CORPORATION
                          PURSUANT TO 18 U.S.C. ss.1350


I, Tamala L. McComic, Chief Financial Officer of Mexco Energy Corporation (the "Company"), hereby certify that the accompanying Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005 and filed with the Securities and Exchange Commission pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.




                                            /s/ Tamala L. McComic
                                            ------------------------------------
                                            Tamala L. McComic
                                            Chief Financial Officer
                                            August 11, 2005


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